UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant x Filed by a party other than the Registrant Ё

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

TEXAS VANGUARD OIL COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TEXAS VANGUARD OIL COMPANY

9811 Anderson Mill Road
Suite 202
Austin, Texas 78750

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 12, 2014

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TEXAS VANGUARD OIL COMPANY, a Texas Corporation, will be held at the Holiday Inn Northwest, 8901 Business Park Dr., Austin, TX 78759 on Thursday, June 12, 2014 at 10:00 a.m. Central Daylight Time for the purpose of taking action on:

1.	To elect two (2) directors to serve until the next Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified;

2.	To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officer;

3.	To determine, in a nonbinding advisory vote, the frequency of the non-binding resolution to approve the compensation of our named executive officers every year, every two years or every three years;

4.	To ratify the appointment of Padgett, Stratemann & Co., LLP as the Company’s auditors for 2014; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 23, 2014 are entitled to notice and to vote at this meeting and any adjournments thereof.  If your ownership is through a broker or other intermediary and you wish to vote at the meeting, you will need to have proof of your stockholdings in order to be admitted to the meeting.  A recent account statement, letter or proxy from your broker or other intermediary will suffice.

BY ORDER OF THE BOARD OF DIRECTORS

TERESA NUCKOLS
Secretary
May 1, 2014
Austin, Texas
RETURN YOUR SIGNED PROXY

Please sign, date and promptly return your proxy form in the postage-paid envelope.  This will not prevent you from voting in person at the meeting.  Your vote is very important.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2014.

The proxy statement and annual report to shareholders are available at:
http://materials.proxyvote.com/882853

TEXAS VANGUARD OIL COMPANY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
JUNE 12, 2014

The accompanying proxy is solicited by the Board of Directors of Texas Vanguard Oil Company, 9811 Anderson Mill Road, Suite 202, Austin, Texas 78750, telephone (512) 331-6781 (the “Company”), for use at the Annual Meeting of Shareholders to be held on June 12, 2014, at 10:00 a.m. at the Holiday Inn Northwest, 8901 Business Park Dr., Austin, TX 78759 or any adjournments.  The Company will bear the cost of this solicitation.

All properly executed proxies will be voted (except to the extent that authority to vote in the election of directors has been withheld), and where a choice has been specified by the shareholder as provided on the proxy, it will be voted in accordance with the specifications so made.

You may revoke your proxy at any time before it is voted by giving written notice of the revocation to the Company’s Corporate Secretary or by voting in person at the meeting.

We are not aware of any other matter to be presented for action at the meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.  If any other matters come before the meeting, the proxy holders named in the enclosed proxy intend to vote on such matters in accordance with their judgment.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	What is the Purpose of the Meeting?

A:	The Texas Vanguard Oil Company shareholders’ meeting is being held so that our stockholders may consider and vote upon the following proposals:

1.	To elect two (2) directors to serve until the next Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified;

2.	To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers;

3.	To determine, in a nonbinding advisory vote, the frequency of the non-binding resolution to approve the compensation of our named executive officers every year, every two years or every three years;

4.	To ratify the appointment of Padgett Stratemann LLP as the Company’s auditors for 2013; and

5.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Q:	Who May Attend and Vote?

A:
Stockholders who owned our common stock at the close of business on April 23, 2014, are entitled to notice of and to vote at the annual meeting.  We refer to this date in this proxy statement as the “record date.”  As of the record date, we had 1,416,587  shares of common stock issued and outstanding.  Each share of common stock is entitled to one vote on each matter to come before the annual meeting.

Q:	How Do I Vote?

A:	If you are a stockholder of record of our common stock, you may vote:

•	In person. If you attend the annual meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you at the annual meeting.

•	By Mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

By signing and returning the proxy card according to the enclosed instructions, you are enabling the individuals named on the proxy card (known as “proxies”) to vote your shares at the annual meeting in the manner you indicate.  We encourage you to sign and return the proxy card even if you plan to attend the annual meeting.  In this way, your shares will be voted even if you are unable to attend the meeting.  Your shares will be voted as you direct on the proxy card.   If a proxy card is signed and received by our Secretary, but no instructions are indicated, then the proxy will be voted “FOR” each of the proposals described in this proxy statement.

Q:	What vote is required to approve the proposals?

A:	The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the meeting is necessary for the election of directors (Proposal No. 1).

For all other proposals described in this proxy statement, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote at the meeting is required for approval.

With respect to the proposal regarding the frequency of future advisory votes on named executive officer compensation (Proposal No. 3), if none of the three frequency options receives the required vote, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal 3, because this proposal is advisory and non-binding, the board of directors may decide that it is in the best interest of our stockholders and our company to hold future advisory votes on named executive officer compensation more or less frequently.

Q:	How are my votes counted?

A:
We will hold the annual meeting on June 12, 2014, if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The shares represented by the proxies solicited by the board of directors of the Company will be voted in accordance with your directions as marked on your proxy ballot, but if you give no directions, such shares will be voted (i)  FOR  the election as directors of the nominees of the board of directors named below; (ii)  FOR  the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; (iii) “3 YEARS” on the resolution regarding the frequency of the non-binding vote on the compensation of the Company’s named executive officers; (iv) FOR ratifying the appointment of Padgett Stratemann LLP as the Company’s auditors for 2014; and (v) in the discretion of William G. Watson and Linda R. Watson (the proxies named on the proxy ballot) on any other proposals to properly come before the annual meeting or any adjournment(s) thereof.

Q:	What are broker votes, and how are they counted?

A:
If, like most shareholders, your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  Your broker is allowed to vote your shares only on certain “routine” proposals or if you provide your broker with instructions on how to vote.  Brokers are prohibited from voting uninstructed shares on “non-routine” proposals, including elections of directors and on executive compensation related matters.  If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters.  It is, therefore, important that you send in your proxy with instructions on how to vote your shares (or that you attend the meeting in person), to make sure that we have a quorum present and voting at the shareholders’ meeting.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. Please note, however, that if you are a beneficial owner whose shares are held in street name, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the record holder that holds your shares.  To vote shares held in street name in person at the annual meeting, you should contact your broker before the annual meeting to obtain a proxy form in your name.

ABSTAINING IS THE SAME AS VOTING “NO”

If you mark “Abstain” with respect to any proposal on your proxy ballot, your shares will be counted in the number of votes cast.  However, a vote to “Abstain” has the same effect as voting “No.” Management requests that you vote either “For” or “Against” on each proposal to come before the meeting.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission, within certain specified time periods, reports of ownership (Form 3) and changes in ownership (Form 4).  Such officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file.

To our knowledge, based solely upon a review of copies of such reports furnished to us and representations by certain officers and directors that no other reports were required with respect to the year ended December 31, 2013, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

The following table reflects the beneficial ownership of the Company’s common stock based upon the 1,416,587 common shares outstanding as of March 31, 2014 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and each executive officer and (iii) all directors and executive officers as a group.  The business address of each individual listed below is: c/o Texas Vanguard Oil Company, 9811 Anderson Mill Road, Suite 202, Austin, Texas 78750.  Unless otherwise indicated, to the Company’s knowledge, each shareholder has sole voting and dispositive power with respect to the securities beneficially owned by that shareholder.

Name of Beneficial Owner	Number of Shares	Percent
	Beneficially Owned	of Class

Linda R. Watson (1) (2)	1,043,066	73.63%

William G. Watson (2) (3)	29,024	2.05%

Robert L. Patterson (2)	30,250	2.14%

Teresa Nuckols	900	.06%

Directors and Executive Officers As a group (4 persons)	1,103,240	77.88%

(1)  Includes 50,440 shares owned directly and 992,626 shares owned by Robert Watson, Inc., of which Linda R. Watson is President and controlling stockholder.  Linda Watson exercises shared voting and investment powers as one of the three directors of Robert Watson, Inc.  William G. Watson is also a director of Robert Watson, Inc.

(2) Linda R. Watson, William G. Watson and Robert L. Patterson are directors of the Company.

(3) Includes 1,875 shares held jointly with his spouse; and 3,125 shares owned through his corporation, William Watson, Inc.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities. The share information contained herein is based on investor filings with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Number of Shares		Percent
	Beneficially Owned		of Class

VN Capital Fund I, L.P.	118,360	(1)	8.35%
1133 Broadway, Suite 1609
New York, NY 10010

(1) The general partners of VN Capital Fund I, L.P. are VN Capital Management, LLC and Joinville Capital Management, LLC. VN Capital Management, LLC and Joinville Capital Management, LLC are Delaware limited liability companies formed to be the general partners of VN Capital Fund I, L.P. James T. Vanasek and Patrick Donnell Noone are the Managing Members of VN Capital Management, LLC and Joinville Capital Management, LLC. Each is a reporting entity. Collectively the “Reporting Entities” beneficially owned 118,360 shares of common stock as of December 30, 2013.

Proposal 1:  Election of two (2) directors to serve until the next Annual Meeting of Shareholders, and until their successors shall be duly elected and qualified.

At present, our board of directors consists of three members:  Linda R. Watson, chair, William G. Watson, and Robert L. Patterson.  Mr. Patterson has informed the board that he is retiring and does not wish to stand for reelection to the board.  In 2013, the board voted to reduce the number of directors to two members.

The persons named as proxies in the enclosed ballot have been designated by management and intend to vote for the election of the persons named below for the board of directors.  Although management has no reason to believe that any of the nominees named below will be unable to serve as director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by management.

The following table sets forth the names of the nominees and certain information with regard to each nominee.  Linda R. Watson and William G. Watson were both related to Robert N. Watson, Jr., the former President and CEO of the Company who passed away in September 2002.

	Director
Name	Since	Current Position

Linda R. Watson	1982	Director and Chairman of the Board

William G. Watson	2002	Director, President and CEO

Linda R. Watson (age 70) became a director of the Company in 1982.  She served as Director and Secretary/ Treasurer from 1982 to 2002.  In 2002, she became Chairman of the Board.  She has also been a director and Secretary/Treasurer of Robert Watson, Inc. for more than the last five years and is now President of Robert Watson, Inc.  She received her B.A. degree from The University of Texas at Austin in 1966.

William G. Watson (age 65) served as a director and Vice President of the Company from 1982 until 1997.  He was elected President of the Company on September 27, 2002.  He has since served as director, President and CEO.  He is a director and President of William Watson, Inc., an independent geological consulting firm, which he founded in 1983, for more than the last five years, and a director of Robert Watson, Inc.  He received his B.A. degree from Texas Tech University in 1970 and his M.S. degree from The University of Texas at Arlington in 1974.

Required Vote and Recommendation

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

The Board of Directors recommends a vote FOR the election of the nominees.

Executive Compensation and Certain Transactions

Summary of Compensation of Executive Officers

The following sets forth in summary form the compensation received during each of the Company’s last two complete fiscal years by the Chairman of the Company.  No other officer of the Company received salary, bonus or other annual compensation in total, in excess of $100,000.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Compensation	Total
Linda R. Watson Chairman of Board and Director	2013 2012	$271,250 * $266,250 *	$271,250 $266,250

* Linda R. Watson does not receive a salary, bonus or equity based compensation in the form of stock or stock options.  She is compensated through a consulting company controlled by Ms. Watson that has a management agreement with the Company.  Compensation also includes committee fees paid to Ms. Watson of $1,250 and $2,250 for the years ended December 31, 2013 and 2012, respectively.

Compensation of Directors

The following table indicates the compensation paid in 2013 to our directors, other than Linda R. Watson, whose compensation is described above in the Summary Compensation Table.

Name	Fees Paid in Cash	All Other Compensation *	Total
William G. Watson	$ -0-	$ -0-	$ -0-
Robert L. Patterson	$1,250	$76,200	$77,450

* The Officers and directors received no bonus or equity based compensation in the form of stock or stock options at year-end in 2013.

Related Party Transactions

The Company and an entity owned by the Chairman of the Company have an agreement whereby the latter provides the Company general corporate management services.  The affiliated company received $270,000 and $264,000 as compensation for performance of those services during the years ended December 31, 2013 and 2012 respectively.  Effective January 1, 2014, the agreement was continued with terms of $22,500 per month through December 31, 2014.

The Company leases office space from a company owned by the Chairman of the Company under a month-to-month lease.  Rent expense incurred under this lease was $26,450 and $26,400 for the years ended December 31, 2013 and 2012 respectively.

Certain officers and directors of the Company own small interests in a number of the properties that the Company has interests in as well as other similar properties in which the Company does not have an interest.  In the properties operated by the Company, these individuals received $23,824 and $41,529 for the years ended December 31, 2013 and 2012, respectively.

During the years ended December 31, 2013 and 2012, a Director of the Company received $76,200 and $76,100 respectively for engineering consultant work.

The Company purchases materials and services from two businesses in which the Chairman of the Company owns an interest.  These purchases represent less than 10% of the Company’s total oil field purchases.

In 2012, in a non-monetary exchange, William Watson’s company exchanged its working interest in 138 wells operated by the Company for working interests the Company held in 8 non-operated wells. A third party engineer made the valuation and determination that the properties exchanged were approximately the same fair value.

Governance of the Company

Code of Ethics

The board of directors adopted a Code of Ethics in March 2004, which is applicable to all directors, employees and consultants of the Company, including the principal executive and financial officers.  A copy of the Code will be provided to any person without charge upon a written request to: Investor Relations, Texas Vanguard Oil Company, 9811 Anderson Mill Road, Suite 202, Austin, TX 78750.

Meetings and Committees of the Board of Directors

a.   Meetings of the Board of Directors

During the year ended December 31, 2013, the board of directors held two meetings.  All of the directors attended all of the board meetings.  Meetings are conducted either in person or by telephone conference.

b.           Audit Committee

The Audit Committee is a standing committee which operates pursuant to a charter approved by the board of directors.  A copy of the Charter may be obtained free of charge upon written request to the Company.  The Committee is responsible for ensuring the reliability of the Company’s financial statements, overseeing management’s implementation of the Company’s financial reporting process, the independence and qualifications of the independent auditor, and the Company’s compliance with legal and regulatory requirements.  All members of the Committee have experience in preparing and analyzing financial reports and in setting and enforcing internal controls.  They also have experience in dealing with small oil and gas companies.  Success for companies such as Texas Vanguard Oil requires a close working relationship between management and the board. The Company’s financials are prepared by an independent Certified Public Accountant and are audited by an independent accounting firm.  The board has not designated any member as its “Audit Committee Financial Expert” as the term is defined under SEC rules, and does not plan to designate one at this time.   Liability risks inherent in serving on any board and the limited resources of a small company such as Texas Vanguard make it difficult to bring in outside board members with a working knowledge of the oil and gas business.  The Audit Committee met five times during 2013. All members of the Audit Committee attended all committee meetings.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2013.  The Audit Committee, in a meeting with Padgett, Stratemann & Co., LLP, discussed matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received the disclosure and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed Padgett, Stratemann & Co.’s independence with them.

Based on review and discussions, the Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended December 31, 2013 be accepted and made part of the Company’s Form 10-K Annual Report for filing with the Securities and Exchange Commission.  The committee also appointed Padgett, Stratemann & Co., LLP, to audit Texas Vanguard Oil Company’s financial statements for 2014.

                                           Audit Committee
Teresa Nuckols, Chairman
Linda Watson
Robert Patterson

c.           Nominations to the Board

Nominations for election to the board have been made unanimously by the full board.  We do not have a nominating committee charter.  Because of our small size, we do not believe that creation of a nominating committee would be practical or significantly improve our operations or protect our shareholders.

We have not established specific, minimum qualifications for recommended nominees or specific qualities or skills for our directors to possess.  We have used a subjective process for identifying nominees for director based on the judgment of our board of our current needs.  We do not have a formal policy for considering diversity in background, age, experience, and skills in identifying nominees.  Nominations for new members to the board of directors will be considered when submitted by shareholders.

We believe that our Directors have an appropriate balance of knowledge, experience, skills and expertise required for our board as a whole.  Our Directors have substantial experience in the oil and gas industry in general, and in our Company’s operations in particular, and that experience has allowed us to operate profitably, grow, and take advantage of opportunities as they arise in the oil business.  Each of our Directors has more than 20 years’ experience as an officer and/or director of the Company.  We believe that experience has served our Company well, and that our past performance validates the qualifications of each Director for his or her position.

d.           Board Leadership and Role in Risk Oversight

We have separated the functions of Chairman of the Board (Linda R. Watson) and President (William G. Watson).  We have no independent directors, again because of our size.  The board of directors is responsible for oversight of our risk management policies and procedures.  All of our Directors are actively involved in the day-to-day management of the Company and therefore evaluate risks, including financial risks, as a regular part of their responsibilities.  Our main financial risks depend on fluctuations in the price of oil and gas which our board of directors considers when making investment and operating decisions.  In addition, our Audit Committee evaluates financial and regulatory responsibilities and compliance.  One member of the board is also a member of the Audit Committee.

Proposal 2:  Approval, in a nonbinding advisory vote, of the compensation of the Company’s named executive officer

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

Linda R. Watson is the only executive officer named in the summary compensation table and deemed to be a “named executive officer.” She is paid through a management agreement with the Company. Reference is made to the summary compensation table and disclosures set forth under Executive Compensation in this proxy statement.

As described in this Proxy Statement, our compensation programs are designed to motivate, reward and retain the key executive talent necessary to achieve our business objective and contribute to our long-term success.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company or our board.

Accordingly, we ask our stockholders to vote on the following resolution at our annual meeting:

RESOLVED, that the stockholders approve the compensation of Texas Vanguard Oil Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).

Required Vote and Recommendation

The affirmative vote of a majority of our shares of common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for approval of the resolution on compensation of our executive officers.

The board of directors recommends a vote FOR approval of the compensation level of the company’s named executive officers, as disclosed in this proxy statement.

Proposal 3: Advisory vote on frequency of executive compensation vote.

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The board of directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Stockholders should consider the value of having the opportunity every year to voice their opinion on the Company’s executive compensation through an advisory vote, weighing that against the additional burden and expense to the Company and stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation.

The board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

The proposal is set forth in the following resolution:

RESOLVED, that a non-binding advisory vote of the stockholders of the Company to approve the compensation of the named executive officers shall be held (a) every year, (b) every two years, or (c) every three years.

The proxy ballot provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our board.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for approval of one of the frequency options listed above.  If none of the three frequency options receives the required vote, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes to be the frequency that has been recommended by stockholders. However, because this proposal is advisory and non-binding, the board of directors may decide that it is in the best interest of our stockholders and our company to hold future advisory votes on named executive officer compensation more or less frequently.

The board of directors recommends that stockholders vote FOR the option of once every three years as the preferred frequency for the advisory vote on executive compensation.

Proposal 4:  Ratification of the appointment of Padgett, Stratemann & Co., LLP, as independent public auditors of the Company for the fiscal year ending December 31, 2014.

As required by the Sarbanes-Oxley Act of 2002, our Audit Committee is directly responsible for appointment, compensation, retention and oversight of the Company’s independent auditors.  We are asking the shareholders to ratify the Audit Committee’s choice of Padgett, Stratemann & Co., LLP as independent auditors to audit the financial statements of the Company for the 2014 fiscal year.  If the shareholders fail to ratify the appointment of the auditors, our Audit Committee will take that into consideration in determining whether to continue the auditing engagement.

Padgett, Stratemann & Co., LLP was engaged as independent auditors of the Company for the fiscal year ending December 31, 2013.  Representatives of this firm will be present at the meeting and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders.  The report of the Audit Committee on the acceptance of the Company’s annual financial statements for 2013 and the independence of the auditors is provided under Meetings and Committees of the Board of Directors – Audit Committee, Page 8, and Additional Information – Independent Auditors’ Fees, page 11.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for the ratification of the appointment of Padgett, Stratemann & Co., LLP as the Company’s independent auditors for the fiscal year 2014.

The Board of Directors recommends an affirmative vote FOR this ratification.

Proposal 5: Transaction of such other business as may properly come before the meeting or any adjournment thereof.

At the date of delivering this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed.  The proxy being solicited by the board of directors provides authority for the proxy holders, Linda R. Watson and William G. Watson, to use their discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

ADDITIONAL INFORMATION

Independent Auditors’ Fees

Audit Fees

The aggregate fees billed to the Company by Padgett, Stratemann & Co., LLP for the audit of Texas Vanguard Oil Company’s annual financial statements included in the Form 10-K and for the review of the financial statements included in its quarterly reports on Form 10-Q for the fiscal year ended December 31, 2013 totaled $41,700. The aggregate fees billed to the Company by Padgett, Stratemann & Co., LLP for the audit of Texas Vanguard Oil Company’s annual financial statements included in the Form 10-K and for the review of the financial statements included in its quarterly reports on Form 10-Q for the fiscal year ended December 31, 2012 totaled $40,300.

All Other Fees

For the fiscal year ended December 31, 2013 the fees billed to the Company by Padgett, Stratemann & Co., LLP for other services totaled $750. The Company engaged Padgett, Stratemann & Co., LLP to research Form 8-K financial statement requirements associated with the recent property sale. There were no fees for other services paid to Padgett, Stratemann & Co., LLP for the fiscal year ended December 31, 2012.

It is the audit committee’s policy to pre-approve all services provided by Padgett, Stratemann & Co., LLP.  All services provided by Padgett, Stratemann & Co., LLP during the years ended December 31, 2013 and 2012 were pre-approved by the audit committee.

Annual Report

The Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (as filed with the SEC), is being mailed with the proxy materials and such report constitutes the Company’s annual report to the shareholders for the year 2013. The Annual Report on Form 10-K will be provided free of charge to any shareholder upon written request to: Shareholder Relations, 9811 Anderson Mill Road, Suite 202, Austin, Texas 78750.

The information is also available online at: http://materials.proxyvote.com/882853.

We file certain reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934.  You may obtain copies of this information in person or by mail from the public reference room of the SEC, 100 F Street, N.E., Washington, DC 20549.  You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

Shareholder Proposals for Next Annual Meeting

Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 2015 must be received in writing by the Company no later than January, 2016.  All such proposals should be in compliance with the Securities and Exchange Commission regulations.

Shareholder Communications

Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the Company at Texas Vanguard Oil Company, P.O. Box 202650, Austin, Texas 78720, Attention: Shareholder Relations.

Transfer Agent

The transfer agent for the Company is:  Computershare Trust Company, Inc., P.O. Box 30170, College Station, TX 77842-3170.  Their phone number is 1-800-962-4284.

Trading Symbol

The Common Stock of the Company is quoted on the FINRA OTC Bulletin Board under the symbol: TVOC